HEI Exhibit 99

August 11, 2014

Contact:	Clifford H. Chen
	Manager, Investor Relations &	Telephone: (808) 543-7384
	Strategic Planning	E-mail: cchen@hei.com

HAWAIIAN ELECTRIC INDUSTRIES REPORTS SECOND QUARTER 2014 EARNINGS

Consolidated Earnings Per Share of $0.41
Utility and Bank Deliver Results In Line with Expectations

HONOLULU - Hawaiian Electric Industries, Inc. (NYSE - HE) (HEI) today reported consolidated net income for common stock for the second quarter of 2014 of $41.4 million, or $0.41 diluted earnings per share (EPS), compared to $40.6 million, or $0.41 diluted EPS for the second quarter of 2013.
“HEI’s financial results were in line with internal expectations. Our utilities are aggressively managing costs and redirecting savings to accelerate investments for the benefit of our customers. We are making investments to improve reliability, increase the amount of renewables and pave the way for expected lower costs for customers,” said Constance H. Lau, HEI president and chief executive officer.
“American Savings Bank continued to deliver solid results with year-to-date annualized loan growth of 6.5% which helped offset the impact of the continued low interest rate environment. American paid dividends of $9.75 million to HEI in the quarter while maintaining strong capital levels,” added Lau.

HAWAIIAN ELECTRIC COMPANY CONTINUES INVESTMENTS FOR IMPROVED RELIABILITY TO BETTER SERVE OUR CUSTOMERS
Hawaiian Electric Company’s1 net income for the second quarter of 2014 was $34.2 million compared to $28.7 million in the second quarter of 2013. The $5.5 million increase from the prior year was driven by the following items (on an after-tax basis):

•
Net revenues[2] were $11 million higher compared to the second quarter of 2013 primarily due to $8 million in 2014 revenues attributable to the recovery of costs for clean energy and reliability investments and a $4 million refund to customers recorded in the second quarter 2013 resulting from the final Maui County 2012 rate case decision.

These increases were partially offset by the following (on an after-tax basis):

•
Operations and maintenance (O&M) expenses[3] were $2 million higher in the second quarter of 2014 compared to the same quarter last year. This is largely due to expenses related to installing smart grid technologies as part of our grid modernization program and reversals in the second quarter of 2013 of previously expensed costs, partially offset by savings from the deactivation of generating units;

•
Depreciation expense for the second quarter of 2014 was $2 million higher as a result of increasing investments for integration of more renewable energy, improved customer reliability and greater system efficiency; and

•	Interest expense was $1 million higher in the second quarter of 2014 due to new debt issued in the fourth quarter of 2013 to fund our clean energy and reliability investments.

______

[1]	Hawaiian Electric Company, unless otherwise defined, refers to the three utilities, Hawaiian Electric Company, Inc. on Oahu, Maui Electric Company, Limited, and Hawaii Electric Light Company, Inc.

[2]
Net revenues represent the after-tax impact of “Revenues” less the following expenses which are largely pass through items in revenues: “fuel oil”, “purchased power” and “taxes, other than income taxes” as shown on the Hawaiian Electric Company Consolidated Statements of Income.

[3]
Excludes net income neutral expenses covered by surcharges or by third parties of $3 million in the second quarter of 2014 and $2 million in the second quarter of 2013. See “Explanation of HEI’s Use of Certain Unaudited Non-GAAP measures” and the related reconciliation.

Note: Amounts indicated as “after-tax” in this earnings release are based upon adjusting items for the composite statutory tax rates of 39% for the utilities and 40% for the bank.

AMERICAN SAVINGS BANK CONTINUES TO DELIVER SOLID PERFORMANCE
American Savings Bank’s (American) net income for the second quarter of 2014 was $11.7 million compared to $14.5 million in the first, or linked, quarter of 2014 and$15.9 million in the second quarter of 2013.
Second quarter 2014 net income was $2.9 million lower than the linked quarter primarily driven by (on an after-tax basis) a first quarter $2 million gain on the sale of the municipal bond securities portfolio and a $1 million increase in noninterest expense due to higher branch security expense, product development expenses and the timing of expenses associated with debit cards.
Compared to the second quarter of 2013, net income decreased by $4.2 million. The decrease was primarily driven by (on an after-tax basis): $1 million lower interchange fees due to the Durbin Amendment which placed a limit on interchange fees and became effective on July 1, 2013; $1 million decrease in mortgage banking income; $1 million lower gain on sale of securities; and $1 million higher provision for loan losses.
Overall, American achieved solid profitability with a year-to-date annualized return on average equity of 9.9% and a return on average assets of 0.98%.
Please also refer to the American news release issued on July 30, 2014.
HOLDING AND OTHER COMPANIES
The holding and other companies’ net losses were $4.5 million in the second quarter of 2013 compared to $4.0 million in the second quarter of 2013. The higher net loss was due to higher administrative and general expenses partially offset by lower interest expense.
HEI WEBCAST AND CONFERENCE CALL TO DISCUSS EARNINGS AND EPS GUIDANCE
Hawaiian Electric Industries, Inc. will conduct a webcast and conference call to review its second quarter 2014 earnings and 2014 EPS guidance on Monday, August 11, 2014 at 7:00 a.m. Hawaii time (1:00 p.m. Eastern time). The event can be accessed through HEI’s website at www.hei.com or by dialing (877) 474-9504, passcode: 92297255 for the teleconference call. The presentation for the webcast will be on HEI’s website under the heading “Investor Relations.” HEI and Hawaiian Electric Company intend to continue to use HEI’s website, www.hei.com, as a means of disclosing additional information. Such disclosures will be included on HEI’s website in the Investor Relations section. Accordingly, investors should routinely monitor such portions of HEI’s website, in addition to following HEI’s, Hawaiian Electric Company’s and American’s press releases, HEI’s and Hawaiian Electric Company’s Securities and Exchange Commission (SEC) filings and HEI’s public conference calls and webcasts. Also, at the Investor Relations section of HEI's website, investors may sign up to receive e-mail alerts (based on each investor's selected preferences).  The information on HEI’s website is not incorporated by reference in this document or in HEI’s and Hawaiian Electric Company’s SEC filings unless, and except to the extent, specifically incorporated by reference. Investors may also wish to refer to the Public Utilities Commission of the State of Hawaii (PUC) website at dms.puc.hawaii.gov/dms in order to review documents filed with and issued by the PUC. No information on the PUC website is incorporated by reference in this document or in HEI’s and Hawaiian Electric Company’s SEC filings.
An on-line replay of the webcast will be available on HEI’s website beginning about two hours after the event. Audio replays of the teleconference will also be available approximately two hours after the event through August 25, 2014, by dialing (888) 286-8010, passcode: 58411343.
HEI supplies power to approximately 450,000 customers or 95% of Hawaii’s population through its electric utilities, Hawaiian Electric Company, Inc., Hawaii Electric Light Company, Inc. and Maui Electric Company, Limited and provides a wide array of banking and other financial services to consumers and businesses through American Savings Bank, one of Hawaii’s largest financial institutions.
NON-GAAP MEASURES
See “Explanation of HEI’s Use of Certain Unaudited Non-GAAP Measures” and related reconciliations on pages 14 to 15 of this release.
FORWARD-LOOKING STATEMENTS
This release may contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates” or similar expressions. In addition, any statements concerning future financial performance, ongoing business strategies or prospects or possible future actions are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and the accuracy of assumptions concerning HEI and its subsidiaries, the performance of the industries in which they do business and economic and market factors, among other things. These forward-looking statements are not guarantees of future performance.
Forward-looking statements in this release should be read in conjunction with the “Forward-Looking Statements” and “Risk Factors” discussions (which are incorporated by reference herein) set forth in HEI’s Annual Report on Form 10-K for the year ended December 31, 2013, HEI’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 and HEI’s future periodic reports that discuss important factors that could cause HEI’s results to differ materially from those anticipated in such statements. These forward-looking statements speak only as of the date of the report, presentation or filing in which they are made. Except to the extent required by the federal securities laws, HEI, Hawaiian Electric Company, American and their subsidiaries undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Hawaiian Electric Industries, Inc. (HEI) and Subsidiaries CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three months ended June 30		Six months ended June 30
(in thousands, except per share amounts)	2014	2013	2014	2013
Revenues
Electric utility	$738,429	$728,525	$1,458,491	$1,445,966
Bank	60,616	66,027	124,235	130,783
Other	(388)	15	(320)	50
Total revenues	798,657	794,567	1,582,406	1,576,799
Expenses
Electric utility	668,361	669,550	1,317,757	1,335,870
Bank	43,568	41,322	85,564	84,327
Other	4,453	3,488	8,504	7,570
Total expenses	716,382	714,360	1,411,825	1,427,767
Operating income (loss)
Electric utility	70,068	58,975	140,734	110,096
Bank	17,048	24,705	38,671	46,456
Other	(4,841)	(3,473)	(8,824)	(7,520)
Total operating income	82,275	80,207	170,581	149,032
Interest expense, net—other than on deposit liabilities and other bank borrowings	(20,022)	(18,442)	(39,478)	(37,173)
Allowance for borrowed funds used during construction	523	398	1,137	1,128
Allowance for equity funds used during construction	1,387	1,560	2,996	2,775
Income before income taxes	64,163	63,723	135,236	115,762
Income taxes	22,269	22,662	46,942	40,549
Net income	41,894	41,061	88,294	75,213
Preferred stock dividends of subsidiaries	473	473	946	946
Net income for common stock	$41,421	$40,588	$87,348	$74,267
Basic earnings per common share	$0.41	$0.41	$0.86	$0.75
Diluted earnings per common share	$0.41	$0.41	$0.86	$0.75
Dividends per common share	$0.31	$0.31	$0.62	$0.62
Weighted-average number of common shares outstanding	101,495	98,660	101,439	98,399
Adjusted weighted-average shares	101,825	99,249	102,045	98,961
Net income (loss) for common stock by segment
Electric utility	$34,230	$28,693	$69,650	$53,122
Bank	11,676	15,919	26,215	30,074
Other	(4,485)	(4,024)	(8,517)	(8,929)
Net income for common stock	$41,421	$40,588	$87,348	$74,267
Comprehensive income attributable to Hawaiian Electric Industries, Inc.	$44,321	$32,283	$91,415	$65,901
Return on average common equity (twelve months ended)[1]			10.3%	8.5%
This information should be read in conjunction with the consolidated financial statements and the notes thereto in HEI’s Annual Report on SEC Form 10-K for the year ended December 31, 2013 and HEI's Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2014 and June 30, 2014 (when filed), as updated by SEC Forms 8-K. Results of operations for interim periods are not necessarily indicative of results to be expected for future interim periods or the full year.
1 On a core basis, 2014 and 2013 return on average common equity (twelve months ended June 30) were 10.3% and 10.0%, respectively.  See reconciliation of GAAP to non-GAAP measures.

Hawaiian Electric Industries, Inc. (HEI) and Subsidiaries
CONSOLIDATED BALANCE SHEETS
(Unaudited)

(dollars in thousands)	June 30, 2014	December 31, 2013
Assets
Cash and cash equivalents	$188,377	$220,036
Accounts receivable and unbilled revenues, net	349,771	346,785
Available-for-sale investment and mortgage-related securities	549,321	529,007
Investment in stock of Federal Home Loan Bank of Seattle	80,863	92,546
Loans receivable held for investment, net	4,245,240	4,110,113
Loans held for sale, at lower of cost or fair value	956	5,302
Property, plant and equipment, net of accumulated depreciation of $2,224,728 and $2,192,422 at the respective dates	3,980,096	3,865,514
Regulatory assets	582,645	575,924
Other	557,684	512,627
Goodwill	82,190	82,190
Total assets	$10,617,143	$10,340,044
Liabilities and shareholders’ equity
Liabilities
Accounts payable	$176,379	$212,331
Interest and dividends payable	25,315	26,716
Deposit liabilities	4,524,860	4,372,477
Short-term borrowings—other than bank	185,175	105,482
Other bank borrowings	242,455	244,514
Long-term debt, net—other than bank	1,517,945	1,492,945
Deferred income taxes	579,222	529,260
Regulatory liabilities	354,980	349,299
Contributions in aid of construction	442,379	432,894
Defined benefit pension and other postretirement benefit plans liability	278,427	288,539
Other	494,834	524,224
Total liabilities	8,821,971	8,578,681
Preferred stock of subsidiaries - not subject to mandatory redemption	34,293	34,293
Shareholders’ equity
Preferred stock, no par value, authorized 10,000,000 shares; issued: none	—	—
Common stock, no par value, authorized 200,000,000 shares; issued and outstanding: 101,560,176 shares and 101,259,800 shares at the respective dates	1,493,436	1,488,126
Retained earnings	280,126	255,694
Accumulated other comprehensive loss, net of tax benefits	(12,683)	(16,750)
Total shareholders’ equity	1,760,879	1,727,070
Total liabilities and shareholders’ equity	$10,617,143	$10,340,044
This information should be read in conjunction with the consolidated financial statements and the notes thereto in HEI’s Annual Report on SEC Form 10-K for the year ended December 31, 2013 and HEI's Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2014 and June 30, 2014 (when filed), as updated by SEC Forms 8-K.

Hawaiian Electric Industries, Inc. (HEI) and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

Six months ended June 30	2014	2013
(in thousands)
Cash flows from operating activities
Net income	$88,294	$75,213
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation of property, plant and equipment	86,397	79,843
Other amortization	4,014	2,868
Provision for loan losses	2,016	899
Loans receivable originated and purchased, held for sale	(69,656)	(128,276)
Proceeds from sale of loans receivable, held for sale	75,040	148,243
Increase in deferred income taxes	28,252	40,403
Excess tax benefits from share-based payment arrangements	(267)	(445)
Allowance for equity funds used during construction	(2,996)	(2,775)
Change in cash overdraft	(1,038)	—
Changes in assets and liabilities
Decrease (increase) in accounts receivable and unbilled revenues, net	(2,986)	3,564
Decrease (increase) in fuel oil stock	(27,206)	43,974
Increase in regulatory assets	(17,731)	(37,586)
Decrease in accounts, interest and dividends payable	(64,843)	(43,384)
Change in prepaid and accrued income taxes and utility revenue taxes	(32,510)	(33,822)
Decrease in defined benefit pension and other postretirement benefit plans liability	(1,714)	(330)
Change in other assets and liabilities	(16,871)	(17,597)
Net cash provided by operating activities	46,195	130,792
Cash flows from investing activities
Available-for-sale investment and mortgage-related securities purchased	(125,531)	(39,721)
Principal repayments on available-for-sale investment and mortgage-related securities	33,202	62,819
Proceeds from sale of available-for-sale investment securities	79,564	71,367
Redemption of stock from Federal Home Loan Bank of Seattle	11,683	1,742
Net increase in loans held for investment	(137,122)	(201,184)
Proceeds from sale of real estate acquired in settlement of loans	2,162	5,712
Capital expenditures	(149,253)	(158,830)
Contributions in aid of construction	13,209	17,188
Other	(16)	622
Net cash used in investing activities	(272,102)	(240,285)
Cash flows from financing activities
Net increase in deposit liabilities	152,383	46,326
Net increase in short-term borrowings with original maturities of three months or less	79,693	42,093
Net decrease in retail repurchase agreements	(2,053)	(8,054)
Proceeds from other bank borrowings	—	25,000
Repayments of other bank borrowings	—	(25,000)
Proceeds from issuance of long-term debt	125,000	50,000
Repayment of long-term debt	(100,000)	(50,000)
Excess tax benefits from share-based payment arrangements	267	445
Net proceeds from issuance of common stock	3,048	11,994
Common stock dividends	(62,892)	(48,921)
Preferred stock dividends of subsidiaries	(946)	(946)
Other	(252)	606
Net cash provided by financing activities	194,248	43,543
Net decrease in cash and cash equivalents	(31,659)	(65,950)
Cash and cash equivalents, beginning of period	220,036	219,662
Cash and cash equivalents, end of period	$188,377	$153,712
This information should be read in conjunction with the consolidated financial statements and the notes thereto in HEI’s Annual Report on SEC Form 10-K for the year ended December 31, 2013 and HEI's Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2014 and June 30, 2014 (when filed), as updated by SEC Forms 8-K. Cash flows for interim periods are not necessarily indicative of cash flows to be expected for future interim periods or the full year.

Hawaiian Electric Company, Inc. (Hawaiian Electric) and Subsidiaries
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three months ended June 30		Six months ended June 30
(dollars in thousands, except per barrel amounts)	2014	2013	2014	2013
Revenues	$738,429	$728,525	$1,458,491	$1,445,966
Expenses
Fuel oil	270,257	289,278	556,557	594,378
Purchased power	188,323	178,444	353,239	331,808
Other operation and maintenance	98,564	94,397	187,170	196,210
Depreciation	41,593	38,590	83,196	76,870
Taxes, other than income taxes	69,624	68,841	137,595	136,604
Total expenses	668,361	669,550	1,317,757	1,335,870
Operating income	70,068	58,975	140,734	110,096
Allowance for equity funds used during construction	1,387	1,560	2,996	2,775
Interest expense and other charges, net	(16,852)	(14,408)	(32,575)	(28,927)
Allowance for borrowed funds used during construction	523	398	1,137	1,128
Income before income taxes	55,126	46,525	112,292	85,072
Income taxes	20,397	17,333	41,644	30,952
Net income	34,729	29,192	70,648	54,120
Preferred stock dividends of subsidiaries	229	229	458	458
Net income attributable to Hawaiian Electric	34,500	28,963	70,190	53,662
Preferred stock dividends of Hawaiian Electric	270	270	540	540
Net income for common stock	34,230	28,693	$69,650	$53,122
Comprehensive income attributable to Hawaiian Electric	$34,243	$28,710	$69,672	$53,157
OTHER ELECTRIC UTILITY INFORMATION
Kilowatthour sales (millions)
Hawaiian Electric	1,652	1,702	3,247	3,293
Hawaii Electric Light	261	265	520	528
Maui Electric	276	280	548	549
	2,189	2,247	4,315	4,370
Wet-bulb temperature (Oahu average; degrees Fahrenheit)	69.1	69.3	68.1	67.6
Cooling degree days (Oahu)	1,244	1,114	2,072	1,903
Average fuel oil cost per barrel	$132.07	$129.94	$131.60	$131.49

Twelve months ended June 30			2014	2013
Return on average common equity (%) (simple average)[1]
Hawaiian Electric			9.56	6.80
Hawaii Electric Light			7.58	5.18
Maui Electric			8.16	7.39
Hawaiian Electric Consolidated			8.99	6.58
This information should be read in conjunction with the consolidated financial statements and the notes thereto incorporated by reference in Hawaiian Electric’s Annual Report on SEC Form 10-K for the year ended December 31, 2013 and the consolidated financial statements and the notes thereto in Hawaiian Electric's Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2014 and June 30, 2014 (when filed), as updated by SEC Forms 8-K. Results of operations for interim periods are not necessarily indicative of results to be expected for future interim periods or the full year.

[1]
On a core basis, the 2014 and 2013 return on average common equity (twelve months ended June 30) were 9.6% and 8.7%, respectively for Hawaiian Electric; 7.6% and 6.4%, respectively for Hawaii Electric Light; 8.2% and 8.8%, respectively for Maui Electric and 9.0% and 8.3% respectively, for Hawaiian Electric Consolidated. See reconciliation of GAAP to non-GAAP measures.

Hawaiian Electric Company, Inc. (Hawaiian Electric) and Subsidiaries
CONSOLIDATED BALANCE SHEETS
(Unaudited)

(dollars in thousands, except par value)	June 30, 2014	December 31, 2013
Assets
Property, plant and equipment
Utility property, plant and equipment
Land	$52,010	$51,883
Plant and equipment	5,830,723	5,701,875
Less accumulated depreciation	(2,150,913)	(2,111,229)
Construction in progress	168,280	143,233
Utility property, plant and equipment, net	3,900,100	3,785,762
Nonutility property, plant and equipment, less accumulated depreciation of $1,226 and $1,223 at respective dates	6,564	6,567
Total property, plant and equipment, net	3,906,664	3,792,329
Current assets
Cash and cash equivalents	12,720	62,825
Customer accounts receivable, net	175,634	175,448
Accrued unbilled revenues, net	141,869	144,124
Other accounts receivable, net	18,915	14,062
Fuel oil stock, at average cost	161,293	134,087
Materials and supplies, at average cost	60,879	59,044
Prepayments and other	61,891	52,857
Regulatory assets	78,945	69,738
Total current assets	712,146	712,185
Other long-term assets
Regulatory assets	503,700	506,186
Unamortized debt expense	8,905	9,003
Other	68,426	67,426
Total other long-term assets	581,031	582,615
Total assets	$5,199,841	$5,087,129
Capitalization and liabilities
Capitalization
Common stock ($6 2/3 par value, authorized 50,000,000 shares; outstanding 15,429,105 shares)	$102,880	$102,880
Premium on capital stock	541,449	541,452
Retained earnings	974,028	948,624
Accumulated other comprehensive income, net of income taxes-retirement benefit plans	630	608
Common stock equity	1,618,987	1,593,564
Cumulative preferred stock — not subject to mandatory redemption	34,293	34,293
Long-term debt, net	1,206,545	1,206,545
Total capitalization	2,859,825	2,834,402
Current liabilities
Current portion of long-term debt	11,400	11,400
Short-term borrowings from non-affiliates	102,989	—
Accounts payable	153,743	189,559
Interest and preferred dividends payable	21,751	21,652
Taxes accrued	216,374	249,445
Regulatory liabilities	789	1,916
Other	64,569	63,881
Total current liabilities	571,615	537,853
Deferred credits and other liabilities
Deferred income taxes	557,056	507,161
Regulatory liabilities	354,191	347,383
Unamortized tax credits	77,713	73,539
Defined benefit pension and other postretirement benefit plans liability	252,785	262,162
Other	84,277	91,735
Total deferred credits and other liabilities	1,326,022	1,281,980
Contributions in aid of construction	442,379	432,894
Total capitalization and liabilities	$5,199,841	$5,087,129
This information should be read in conjunction with the consolidated financial statements and the notes thereto incorporated by reference in Hawaiian Electric’s Annual Report on SEC Form 10-K for the year ended December 31, 2013 and the consolidated financial statements and the notes thereto in Hawaiian Electric's Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2014 and June 30, 2014 (when filed), as updated by SEC Forms 8-K.

Hawaiian Electric Company, Inc. (Hawaiian Electric) and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

Six months ended June 30	2014	2013
(in thousands)
Cash flows from operating activities
Net income	$70,648	$54,120
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation of property, plant and equipment	83,196	76,870
Other amortization	3,597	2,884
Increase in deferred income taxes	45,386	38,780
Change in tax credits, net	4,227	2,997
Allowance for equity funds used during construction	(2,996)	(2,775)
Change in cash overdraft	(1,038)	—
Changes in assets and liabilities
Decrease (increase) in accounts receivable	(5,039)	32,253
Decrease (increase) in accrued unbilled revenues	2,255	(4,889)
Decrease (increase) in fuel oil stock	(27,206)	43,974
Increase in materials and supplies	(1,835)	(7,139)
Increase in regulatory assets	(17,731)	(37,586)
Decrease in accounts payable	(63,306)	(41,234)
Change in prepaid and accrued income taxes and utility revenue taxes	(38,270)	(38,123)
Increase (decrease) in defined benefit pension and other postretirement benefit plans liability	(498)	989
Change in other assets and liabilities	(26,258)	(9,419)
Net cash provided by operating activities	25,132	111,702
Cash flows from investing activities
Capital expenditures	(145,734)	(150,251)
Contributions in aid of construction	13,209	17,188
Other	—	623
Net cash used in investing activities	(132,525)	(132,440)
Cash flows from financing activities
Common stock dividends	(44,246)	(40,789)
Preferred stock dividends of Hawaiian Electric and subsidiaries	(998)	(998)
Net increase in short-term borrowings from non-affiliates and affiliate with original maturities of three months or less	102,989	53,992
Other	(457)	(9)
Net cash provided by financing activities	57,288	12,196
Net decrease in cash and cash equivalents	(50,105)	(8,542)
Cash and cash equivalents, beginning of period	62,825	17,159
Cash and cash equivalents, end of period	$12,720	$8,617
This information should be read in conjunction with the consolidated financial statements and the notes thereto incorporated by reference in Hawaiian Electric’s Annual Report on SEC Form 10-K for the year ended December 31, 2013 and the consolidated financial statements and the notes thereto in Hawaiian Electric's Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2014 and June 30, 2014 (when filed), as updated by SEC Forms 8-K. Cash flows for interim periods are not necessarily indicative of cash flows to be expected for future interim periods or the full year.

American Savings Bank, F.S.B.
STATEMENTS OF INCOME DATA
(Unaudited)

	Three months ended			Six months ended June 30
(in thousands)	June 30, 2014	March 31, 2014	June 30, 2013	2014	2013
Interest and dividend income
Interest and fees on loans	$43,851	$43,682	$43,624	$87,533	$86,227
Interest and dividends on investment and mortgage-related securities	2,950	3,035	3,234	5,985	6,698
Total interest and dividend income	46,801	46,717	46,858	93,518	92,925
Interest expense
Interest on deposit liabilities	1,237	1,225	1,296	2,462	2,608
Interest on other borrowings	1,420	1,405	1,178	2,825	2,342
Total interest expense	2,657	2,630	2,474	5,287	4,950
Net interest income	44,144	44,087	44,384	88,231	87,975
Provision (credit) for loan losses	1,021	995	(959)	2,016	899
Net interest income after provision (credit) for loan losses	43,123	43,092	45,343	86,215	87,076
Noninterest income
Fees from other financial services	5,217	5,128	7,996	10,345	15,639
Fee income on deposit liabilities	4,645	4,421	4,433	9,066	8,747
Fee income on other financial products	2,064	2,290	1,780	4,354	3,574
Mortgage banking income	246	628	2,003	874	5,349
Gain on sale of securities	—	2,847	1,226	2,847	1,226
Other income, net	1,643	1,588	1,731	3,231	3,323
Total noninterest income	13,815	16,902	19,169	30,717	37,858
Noninterest expense
Compensation and employee benefits	19,872	20,286	20,063	40,158	40,151
Occupancy	4,489	3,953	4,219	8,442	8,342
Data processing	2,971	3,060	2,827	6,031	5,814
Services	2,855	2,273	2,328	5,128	4,431
Equipment	1,609	1,645	1,870	3,254	3,644
Other expense	8,094	7,153	8,500	15,247	16,095
Total noninterest expense	39,890	38,370	39,807	78,260	78,477
Income before income taxes	17,048	21,624	24,705	38,672	46,457
Income taxes	5,372	7,085	8,786	12,457	16,383
Net income	$11,676	$14,539	$15,919	$26,215	$30,074
Comprehensive income	$14,434	$15,563	$7,340	$29,997	$22,824
OTHER BANK INFORMATION (annualized %, except as of period end)
Return on average assets	0.87	1.10	1.25	0.98	1.19
Return on average equity	8.78	11.03	12.56	9.90	11.93
Return on average tangible common equity	10.39	13.06	15.00	11.72	14.25
Net interest margin	3.55	3.64	3.79	3.59	3.79
Net charge-offs (recoveries) to average loans outstanding	(0.04)	0.02	0.08	(0.01)	0.10
As of period end
Nonperforming assets to loans outstanding and real estate owned *	1.05	1.12	1.56
Allowance for loan losses to loans outstanding	0.99	0.98	1.04
Tier-1 leverage ratio *	9.0	9.0	9.3
Total risk-based capital ratio *	12.6	12.7	12.5
Tangible common equity to total assets	8.46	8.44	8.42
Dividend paid to HEI (via ASHI) ($ in millions)	10	9	10
* Regulatory basis
This information should be read in conjunction with the consolidated financial statements and the notes thereto in HEI’s Annual Report on SEC Form 10-K for the year ended December 31, 2013 and HEI's Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2014 and June 30, 2014 (when filed), as updated by SEC Forms 8-K. Results of operations for interim periods are not necessarily indicative of results to be expected for future interim periods or the full year.

American Savings Bank, F.S.B.
BALANCE SHEETS DATA
(Unaudited)

(in thousands)	June 30, 2014		December 31, 2013
Assets
Cash and cash equivalents		$174,950		$156,603
Available-for-sale investment and mortgage-related securities		549,321		529,007
Investment in stock of Federal Home Loan Bank of Seattle		80,863		92,546
Loans receivable held for investment		4,287,612		4,150,229
Allowance for loan losses		(42,372)		(40,116)
Loans receivable held for investment, net		4,245,240		4,110,113
Loans held for sale, at lower of cost or fair value		956		5,302
Other		284,607		268,063
Goodwill		82,190		82,190
Total assets		$5,418,127		$5,243,824

Liabilities and shareholder’s equity
Deposit liabilities—noninterest-bearing		$1,301,758		$1,214,418
Deposit liabilities—interest-bearing		3,223,102		3,158,059
Other borrowings		242,455		244,514
Other		116,953		105,679
Total liabilities		4,884,268		4,722,670
Common stock		337,262		336,054
Retained earnings		205,012		197,297
Accumulated other comprehensive loss, net of tax benefits
Net unrealized losses on securities	$(315)		$(3,663)
Retirement benefit plans	(8,100)	(8,415)	(8,534)	(12,197)
Total shareholder’s equity		533,859		521,154
Total liabilities and shareholder’s equity		$5,418,127		$5,243,824

This information should be read in conjunction with the consolidated financial statements and the notes thereto in HEI’s Annual Report on SEC Form 10-K for the year ended December 31, 2013 and HEI's Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2014 and June 30, 2014 (when filed), as updated by SEC Forms 8-K.

EXPLANATION OF HEI’S USE OF CERTAIN UNAUDITED NON-GAAP MEASURES
HEI and Hawaiian Electric Company management use certain non-GAAP measures to evaluate the performance of the utility and HEI. Management believes these non-GAAP measures provide useful information and are a better indicator of the companies’ core operating activities. Core earnings and other financial measures as presented here may not be comparable to similarly titled measures used by other companies. The accompanying tables provide a reconciliation of reported GAAP1 earnings to non-GAAP core earnings for both the utility and HEI consolidated and the corresponding adjusted return on average common equity (ROACE).
The reconciling adjustments from GAAP earnings to core earnings are limited to the settlement charge for the partial write-off of utility assets in the fourth quarter of 2012. For more information on the settlement charge recorded in 2012, see the Form 8-K filed on March 20, 2013. Management does not consider these items to be representative of the company’s fundamental core earnings.
The accompanying table also provides the calculation of utility GAAP O&M adjusted for “O&M-related net income neutral items” which are O&M expenses covered by specific surcharges or by third parties. This item is grossed-up in revenue and expense and does not impact net income.

RECONCILIATION OF GAAP[1] TO NON-GAAP MEASURES
Hawaiian Electric Industries, Inc. and Subsidiaries (HEI)
Unaudited
($ in millions)

Twelve months ended June 30,	2014	2013
HEI CONSOLIDATED NET INCOME
GAAP (as reported)	$174.6	$135.8
Excluding special items (after-tax):
Settlement agreement for the partial writedown of certain utility assets	—	24.4
Non-GAAP (core)	$174.6	$160.2
HEI CONSOLIDATED RETURN ON AVERAGE COMMON EQUITY (ROACE) (simple average)
Based on GAAP	10.3%	8.5%
Based on non-GAAP (core)[2]	10.3%	10.0%
Note: Columns may not foot due to rounding
[1] Accounting principles generally accepted in the United States of America
[2] Calculated as core net income divided by average GAAP common equity

RECONCILIATION OF GAAP[1] TO NON-GAAP MEASURES
Hawaiian Electric Company, Inc. and Subsidiaries
Unaudited
($ in millions)

Twelve months ended June 30,	2014	2013
HAWAIIAN ELECTRIC CONSOLIDATED NET INCOME
GAAP (as reported)	$139.5	$95.7
Excluding special items (after-tax):
Settlement agreement for the partial writedown of certain utility assets	—	24.4
Non-GAAP (core)	$139.5	$120.2

HAWAIIAN ELECTRIC CONSOLIDATED RETURN ON AVERAGE COMMON EQUITY (ROACE) (simple average):
Based on GAAP	9.0%	6.6%
Based on non-GAAP (core)[2]	9.0%	8.3%

	Hawaiian Electric		Hawaii Electric Light		Maui Electric
Twelve months ended June 30,	2014	2013	2014	2013	2014	2013
NET INCOME
GAAP (as reported)	$98.9	$64.0	$20.8	$14.4	$19.7	$17.3
Excluding special items (after-tax):
Settlement agreement for the partial writedown of certain utility assets	—	17.7	—	3.4	—	3.4
Non-GAAP (core)	$98.9	$81.7	$20.8	$17.8	$19.7	$20.7

RETURN ON AVERAGE COMMON EQUITY (ROACE) (simple average):
Based on GAAP	9.6%	6.8%	7.6%	5.2%	8.2%	7.4%
Based on non-GAAP (core)[2]	9.6%	8.7%	7.6%	6.4%	8.2%	8.8%

Three months ended June 30,					2014	2013
HAWAIIAN ELECTRIC CONSOLIDATED OTHER OPERATION AND MAINTENANCE (O&M) EXPENSE
GAAP (as reported)					$98.6	$94.4
Excluding O&M-related net income neutral items[3]					(2.9)	(2.0)
Adjusted O&M expense (Non-GAAP measure)					$95.6	$92.4
Note: Columns may not foot due to rounding
[1] Accounting principles generally accepted in the United States of America
[2] Calculated as core net income divided by average GAAP common equity
[3] Expenses covered by surcharges or by third parties recorded in revenues